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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in the Registration Statements No. 33-52991, No. 33-47997, No. 33-44697, No. 33-39260, No. 333-46400
and No. 333-68148 of Ramsay Youth Services, Inc. on Forms S-8 of our report dated March 15, 2002, appearing in this Annual Report on Form 10-K of Ramsay Youth Services, Inc. for the year ended December 31, 2001.



DELOITTE & TOUCHE LLP
Miami, Florida

March 28, 2002